UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:    811-05206

Jennison Natural Resources Fund, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code:    800-225-1852

Date of fiscal year end:    10/31/2009 (Registrant changed its fiscal year end from May 31)

Date of reporting period:    10/31/2009

Item 1 – Reports to Stockholders

OCTOBER 31, 2009	ANNUAL REPORT

Jennison Natural Resources Fund, Inc.

FUND TYPE

Sector stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

December 15, 2009

Dear Shareholder:

The Jennison Natural Resources Fund’s fiscal year has changed from a reporting period that ended on May 31 to one that ends on October 31. Shareholders will now receive annual and semiannual reports according to the new fiscal year-end.

On December 11, 2009, the Board of Directors approved the renaming of JennisonDryden, Prudential Financial’s mutual fund family, to Prudential Investments, effective on or about February 16, 2010. As a result of this change, each of our Funds will be renamed to feature “Prudential” as part of its new name. The name of your Fund will change from Jennison Natural Resources Fund to Prudential Jennison Natural Resources Fund.

While the name of your Fund will change, its investment objectives and portfolio management team will remain the same. No action is required on your part. If you participate in an automatic investment plan, your account will continue to be invested in the Fund under its new name.

Featuring the Prudential name in our Funds will create an immediate connection to the experience and heritage of Prudential, a name recognized by millions for helping people grow and protect their wealth.

On the following pages, you will find your Fund’s annual report, including an analysis of its performance over the fiscal year in addition to other data. If you have questions about this information or the renaming of our mutual fund family, please contact your financial professional or visit our website at www.jennisondryden.com.

Sincerely,

Judy A. Rice, President

Jennison Natural Resources Fund, Inc.

Jennison Natural Resources Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Natural Resources Fund, Inc. is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.21%; Class B, 1.91%; Class C, 1.91%; Class R, 1.66%; Class Z, 0.91%. Net operating expenses: Class A, 1.21%; Class B, 1.91%; Class C, 1.91%; Class R, 1.41%; Class Z, 0.91%, after contractual reductions.1

Cumulative Total Returns as of 10/31/09
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	53.01%	111.32%	420.44%	—
Class B	51.92	103.75	383.37	—
Class C	51.97	103.81	383.50	—
Class R	52.73	N/A	N/A	11.63% (8/22/06)
Class Z	53.42	114.13	434.44	—
Lipper Global Natural Resources Index[3]	30.41	70.60	273.82	***
Lipper Natural Resources Index[4]	14.22	69.78	200.10	****
MSCI World ND Index[5]	18.42	13.92	2.33	*****
S&P 500 Index[6]	9.80	1.67	–9.10	******
Lipper Global Natural Resources Funds Avg.[7]	25.91	71.31	287.10	*******

2	Visit our website at www.jennisondryden.com

Average Annual Total Returns[8] as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	–0.15%	15.18%	16.67%	—
Class B	–0.05	15.54	16.47	—
Class C	3.92	15.65	16.47	—
Class R	5.46	N/A	N/A	4.18% (8/22/06)
Class Z	5.98	16.81	17.65	—
Lipper Global Natural Resources Index[3]	–5.84	11.72	13.73	***
Lipper Natural Resources Index[4]	–11.91	11.56	11.34	****
MSCI World ND Index[5]	–2.29	3.51	0.92	*****
S&P 500 Index[6]	–6.91	1.01	–0.15	******
Lipper Global Natural Resources Funds Avg.[7]	–7.18	11.48	13.45	*******

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1For the period through February 28, 2011, the distributor of the Fund has contractually agreed to limit distribution and service (12b-1) fees to 0.50% of the average daily net assets for Class R shares. Through September 30, 2008, the manager of the Fund has contractually agreed to waive 0.05% of the management fee rate on average daily net assets over $2 billion. Effective October 1, 2008 through February 28, 2011, the manager of the Fund has contractually agreed to waive 0.05% of the management fee rate on average daily net assets over $4 billion.

2Inception returns are provided for any share class with less than 10 calendar years of returns.

3The Lipper Global Natural Resources Index is an unmanaged index which tracks the performance of the 10 largest global natural resources mutual funds.

4The Lipper Natural Resources Index is an unmanaged index which tracks the performance of the 10 largest domestic natural resources mutual funds.

5The Morgan Stanley Capital International (MSCI) World Net Dividends (ND) Index is a free float-adjusted, market-capitalization index that is designed to measure global developed market equity performance. The MSCI World ND Index consists of approximately 23 developed market indexes in Australia, Canada, Europe, the Far East, New Zealand, and the United States.

6The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States.

7The Lipper Global Natural Resources Funds Average (Lipper Average) is based on the average return of all mutual funds in the Lipper Natural Resources Fund category and does not include the effect of any sales charges or taxes payable by investors.

8The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to

Jennison Natural Resources Fund, Inc.	3

Your Fund’s Performance (continued)

Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

*** Lipper Global Natural Resources Index Closest Month-End to Inception cumulative total return as of 10/31/09 is 0.37% for Class R. Lipper Global Natural Resources Index Closest Month-End to Inception average annual total return as of 9/30/09 is 0.64% for Class R.

****Lipper Natural Resources Index Closest Month-End to Inception cumulative total return as of 10/31/09 is –1.42% for Class R. Lipper Natural Resources Index Closest Month-End to Inception average annual total return as of 9/30/09 is –0.01% for Class R.

*****MSCI World ND Index Closest Month-End to Inception cumulative total return as of 10/31/09 is –13.03% for Class R. MSCI World ND Index Closest Month-End to Inception average annual total return as of 9/30/09 is –3.87% for Class R.

******S&P 500 Index Closest Month-End to Inception cumulative total return as of 10/31/09 is –14.85% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return as of 9/30/09 is –4.50% for Class R.

*******Lipper Average Closest Month-End to Inception cumulative total return as of 10/31/09 is –1.86% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/09 is –0.40% for Class R.

Investors cannot invest directly in an index. The returns for the Lipper Global Natural Resources Index, Lipper Natural Resources Index, MSCI World ND Index, and S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. Returns for the Lipper Average would be lower if it included the effects of sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/09
Southwestern Energy Co., Oil, Gas & Consumable Fuels	2.7%
Halliburton Co., Energy Equipment & Services	2.3
Freeport-McMoRan Copper & Gold, Inc., Metals & Mining	2.2
Occidental Petroleum Corp., Oil, Gas & Consumable Fuels	2.2
Petroleo Brasileiro SA, Oil, Gas & Consumable Fuels	2.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/09
Oil, Gas & Consumable Fuels	45.7%
Metals & Mining	31.0
Energy Equipment & Services	16.1
Gas Utilities	1.2
Independent Power Producers & Energy Traders	0.7

Industry weightings reflect only long-term investments and are subject to change.

4	Visit our website at www.jennisondryden.com

Strategy and Performance Overview

How did the Fund perform?

The Jennison Natural Resources Fund Class A shares returned 8.38%, which outperformed the 8.10% return of the Fund’s benchmark, the Lipper Global Natural Resources Index (the Index). The Fund underperformed the 13.67% return of the style neutral S&P 500 Index. The Fund outperformed the 7.23% return of the Lipper Global Natural Resources Funds Average.

Were there any changes to the Fund that affect performance reporting?

The Fund’s fiscal year has changed from a reporting period that ended on May 31 to one that ends on October 31. Shareholders will now receive annual and semiannual reports according to the new fiscal year-end.

How is the Fund managed?

Jennison’s Natural Resources strategy seeks capital appreciation by investing in the stocks of companies that own, explore, mine, process or otherwise develop natural resource commodities. Jennison believes the investment opportunities of natural resources include, but are not limited to: oil and natural gas exploration and production companies, oilfield service equipment manufacturers, contract drillers (onshore and offshore), seismic equipment manufacturers and producers, integrated oil and gas producers, independent refiners, pipeline operators, and on the metals side, miners of gold, silver, copper, iron ore, zinc, nickel, and aluminum as well as coal and steel producers, ethanol, sugar, agricultural producers and marketers, and electric power generators and marketers.

The strategy is managed using a contrarian/value investment style which combines a top-down analysis of the relevant commodities’ supply/demand fundamentals with bottom-up stock selection. Jennison’s proprietary fundamental research drives this process and is critical to successful stock selection. The team initially examines the relative strengths of commodity groups, attempting to determine when a commodity has favorable supply/demand characteristics. The team then seeks to identify stocks from energy/mining sub-sectors with an attractive valuation versus peers, reserve and production growth profile, and competitive unit cost structures. The team seeks companies’ that show increasing proven and probable reserves and strong organic production growth from natural resource reserve bases and whose potential may currently be underappreciated by the marketplace.

What was the market environment like for stocks during the period?

Increasing investor risk appetite, combined with broadening signs of credit stabilization and economic recovery, drove strong advances in global equity markets during the period. Corporate earnings reports showed continued tight cost controls

Jennison Natural Resources Fund, Inc.	5

Strategy and Performance Overview (continued)

and a gradual moderation in the pace of revenue declines. Government stimulus programs contributed to the economic revival, most notably the “cash-for-clunkers” program, which stimulated automobile sales, and first-time homebuyers’ tax credits, which helped foster improvement in the housing market.

Credit markets continued to normalize, as spreads between the riskiest credit instruments and the investment-grade market narrowed. Both financial and non-financial companies took advantage of the resurgence in equity capital-raising activity, tapping investors for funding on a global basis. For the first time, central banks began to speak about ending emergency liquidity measures. They also broached the idea of eventually using short-term interest rates to blunt potential inflationary pressures, at the same time making it clear that such moves would come well into the future.

After contracting steeply at the end of 2008 and in the first quarter of 2009, U.S. GDP declined 0.7% in 2009’s second quarter, but then rose 3.5% in the third quarter. Many global manufacturing indexes moved above the measure that indicates contraction for the first time in many months, possibly foreshadowing a broad-based return to growth. However, climbing unemployment remained a significant impediment to growth. Although recent monthly employment reports showed fewer job losses than at the beginning of the year, the lack of momentum suggests an uneven path to recovery.

Which holdings made the largest positive contribution to the Fund’s return?

The top contributor to performance was Pacific Rubiales Energy, a Canada-based company engaged in the exploration and production of heavy crude oil and natural gas mostly in Colombia. Shares appreciated following the announcement of positive drilling results from three new wells that could lead to increased reserves and further exploration of the Rubiales field. Completion of the Rubiales pipeline and further exploration of the Quifa Block should provide future catalysts.

Brazil-based OGX Petroleo e Gas Participacoes, an early stage exploration and production company, also contributed positively to performance. As exploratory drilling began, OGX’s stock price continued to climb due to increased investor confidence in the evolution of the company’s portfolio over the next several quarters. Jennison believes that by December 2010, OGX should have a combination of proven and probable reserves as a result of successful drilling. Jennison remains positive on the longer-term prospects for large scale exploitation of Brazil’s offshore reserves and has confidence in the company’s experienced management team. In the investment team’s opinion, shares remain attractively valued despite the recent rally.

6	Visit our website at www.jennisondryden.com

Which holdings detracted most from the Fund’s return?

Oil services company Weatherford International was among the primary detractors from performance. The company reported lower-than-projected third-quarter earnings-per-share (EPS) and continued to suffer from concerns that Pemex, Mexico’s national oil company, might re-evaluate its Chicontepec project, a significant part of Weatherford’s growth targets. The company operates in more than 100 countries and has one of the industry’s broadest portfolios of services and products. Jennison believes Weatherford’s revenue growth potential exceeds that of most other large-cap service companies, as it has different international positions, especially in Mexico and Iraq.

First Uranium, a gold and uranium mining company also fell during the period. The company operates the Ezulwini mine and Mine Waste Solutions (MWS) in South Africa, which Jennison believes are long-life assets with competitive costs. Shares declined after First Uranium announced higher capital costs at MWS, which were primarily related to higher material costs, modifications to the proposed plant to help maximize gold and uranium recovery, as well as the need to establish a tailings facility. Since the timing of these improvements is somewhat flexible, Jennison believes the company will be able to finance the additional MWS capital spending requirements without having to raise additional equity capital. Jennison continues to believe First Uranium is attractively valued relative to its peers and possesses a strong growth outlook over the longer term.

Jennison Natural Resources Fund, Inc.	7

Comments on Five Largest Holdings

2.7%	Southwestern Energy, Oil, Gas, & Consumable Fuels

Southwestern Energy is a primarily mid-continent U.S. natural gas producer. The company continues to see increased efficiencies and production from its Fayetteville shale field and remains in a healthy financial position due to a significant reduction of capital spending and operational costs. In Jennison’s opinion, Southwestern is a high quality energy company with opportunities to continue to increase production at lower costs.

2.3%	Halliburton Co., Energy Equipment & Services

Halliburton is an energy service company that offers services and products to customers in the oil and gas industry through its two business segments: Completion and Production and Drilling and Evaluation. During the economic downturn, the company successfully protected its market share in North America, lowered costs, and strategically grew its international business. Jennison believes Halliburton will be one of the primary beneficiaries when oilfield activity begins to increase.

2.2%	Freeport-McMoRan Copper & Gold, Inc., Metals & Mining

Freeport-McMoRan Copper & Gold operates large, long-lived, geographically diverse copper and gold mines with significant proven and probable reserves. Jennison believes strong long-term supply/demand imbalances for copper and gold should boost prices both for these commodities and ultimately lift Freeport’s share price. Jennison has confidence in Freeport’s strong management team, which has demonstrated operational excellence.

2.2%	Occidental Petroleum Corp., Oil, Gas & Consumable Fuels

Occidental Petroleum is involved in the exploration, production and marketing of crude oil and natural gas as well as production and marketing of a variety of basic chemicals, petrochemicals, polymers, plastics, and specialty chemicals. The company recently delivered better-than-expected production volumes for the first quarter of 2009 and revealed its long-term strategic plan for production growth of 5%-8% per year. Jennison believes the company is attractively valued and expects it will be one of the few exploration and production companies that can generate free cash flow in 2009.

2.0%	Petroleo Brasileiro SA, Oil, Gas & Consumable Fuels

Petroleo Brasileiro is an integrated Brazilian oil and gas company with significant proven reserves and refining capacity. Last year, the company announced that its Tupi Sul discovery in the Santos Basin may hold five to eight billion barrels of crude oil and natural gas reserves. Jennison believes potential positive catalysts related to the Tupi field and further exploration of the Santos Basin could provide a significant upside for Petrobras.

8	Visit our website at www.jennisondryden.com

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2009, at the beginning of the period, and held through the five-month period ended October 31, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the five-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the five-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Five-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Jennison Natural Resources Fund, Inc.	9

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Natural Resources Fund, Inc.		Beginning Account Value June 1, 2009	Ending Account Value October 31, 2009	Annualized Expense Ratio Based on the Five-Month Period	Expenses Paid During the Five-Month Period*

Class A	Actual	$1,000.00	$1,083.80	1.21%	$5.28
	Hypothetical	$1,000.00	$1,015.89	1.21%	$5.11

Class B	Actual	$1,000.00	$1,080.80	1.91%	$8.33
	Hypothetical	$1,000.00	$1,012.95	1.91%	$8.06

Class C	Actual	$1,000.00	$1,080.80	1.91%	$8.33
	Hypothetical	$1,000.00	$1,012.95	1.91%	$8.06

Class R	Actual	$1,000.00	$1,083.40	1.41%	$6.16
	Hypothetical	$1,000.00	$1,015.05	1.41%	$5.95

Class Z	Actual	$1,000.00	$1,085.20	0.91%	$3.98
	Hypothetical	$1,000.00	$1,017.14	0.91%	$3.85

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 153 days in the five-month period ended October 31, 2009, and divided by the 365 days (to reflect the five-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

10	Visit our website at www.jennisondryden.com

Portfolio of Investments

as of October 31, 2009

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 96.9%
COMMON STOCKS 96.9%

Chemicals 0.6%
199,300	Potash Corp. of Saskatchewan, Inc.(b)	$18,491,054

Electrical Equipment 0.4%
1,052,500	Yingli Green Energy Holding Co. Ltd. (China), ADR(a)(b)	12,187,950

Energy Equipment & Services 16.1%
1,451,100	Cameron International Corp.(a)	53,647,167
708,200	Dresser-Rand Group, Inc.(a)	20,870,654
924,400	Dril-Quip, Inc.(a)(b)	44,916,596
577,000	FMC Technologies, Inc.(a)(b)	30,350,200
2,435,900	Halliburton Co.	71,152,639
669,500	Helmerich & Payne, Inc.(b)	25,454,390
3,037,450	Integra Group Holdings, GDR(a)	9,993,211
1,214,600	National Oilwell Varco, Inc.(a)	49,786,454
1,270,900	Noble Corp.	51,776,466
761,000	Schlumberger, Ltd.	47,334,200
827,400	Superior Energy Services, Inc.(a)	17,880,114
921,100	Tenaris SA (Luxembourg), ADR(b)	32,809,582
3,600	Transocean Ltd.(a)	302,076
2,698,100	Weatherford International Ltd.(a)	47,297,693

		503,571,442

Food Products 0.6%
2,183,300	Agrenco Ltd. (Brazil), 144A(a)(g)	1,313,748
2,719,400	Cosan Ltd. (Class A Stock)(a)	18,111,204

		19,424,952

Gas Utilities 1.2%
869,300	EQT Corp.	36,388,898

Independent Power Producers & Energy Traders 0.7%
893,000	NRG Energy, Inc.(a)(b)	20,530,070

Metals & Mining 31.0%
1,236,900	African Rainbow Minerals Ltd. (South Africa)	23,948,358
538,700	Agnico-Eagle Mines Ltd.(b)	28,836,611
1,121,900	Alcoa, Inc.	13,933,998
8,000,000	Archipelago Resources PLC (United Kingdom)(a)	3,430,222
6,303,400	AXMIN, Inc. (Canada)(a)	873,814
628,100	BHP Billiton Ltd. (Australia), ADR(b)	41,190,798

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	11

Portfolio of Investments

as of October 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Metals & Mining (cont’d.)
1,688,800	Century Aluminum Co.(a)(b)	$14,641,896
1,708,900	Cia de Minas Buenaventura SA (Peru), ADR	57,367,773
1,039,600	Cliffs Natural Resources, Inc.	36,978,572
4,019,140	Eldorado Gold Corp. (Canada)(a)	44,795,368
3,745,900	European Goldfields Ltd. (Canada)(a)	21,117,314
707,990	First Quantum Minerals Ltd. (Canada)	48,431,606
1,267,700	First Uranium Corp. (South Africa)(a)	3,163,246
600,000	First Uranium Corp. (South Africa), 144A(a)(e)(g)	1,497,158
698,900	FNX Mining Co., Inc. (Canada)(a)	6,504,249
14,200	FNX Mining Co., Inc. (Canada), 144A(a)(g)	132,151
955,999	Freeport-McMoRan Copper & Gold, Inc.	70,132,087
1,796,500	Fronteer Development Group(a)	6,718,910
3,528,300	Gabriel Resources Ltd. (Canada)(a)	6,749,763
216,800	Gold Reserve, Inc.(a)	224,404
993,800	Gold Reserve, Inc.(a)(b)	1,003,738
1,154,936	Goldcorp, Inc.	42,466,997
3,092,700	Hecla Mining Co.(a)(b)	12,710,997
792,400	Highland Gold Mining Ltd. (United Kingdom)(a)	1,050,700
281,310	Impala Platinum Holdings Ltd. (South Africa)	6,189,803
950,400	Impala Platinum Holdings Ltd. (South Africa), ADR(b)	20,908,800
2,407,500	Kinross Gold Corp.	44,731,350
1,250,500	Lihir Gold Ltd. (Papua New Guinea), ADR(a)(b)	34,088,630
2,078,100	MMX Mineracao e Metalicos SA (Brazil)(a)	13,601,551
4,052,100	Nevsun Resources Ltd. (Canada)(a)	10,785,128
1,178,020	Newcrest Mining Ltd. (Australia)	33,861,808
232,990	Newcrest Mining Ltd. (Australia), 144A(g)	6,697,223
841,100	Newmont Mining Corp.	36,554,206
1,398,700	Northern Dynasty Minerals Ltd.(a)(b)	9,063,576
3,200	Nucor Corp.	127,520
95,067	Pan American Silver Corp. (Canada)(a)	2,011,075
1,125,200	Pan American Silver Corp.(a)(b)	23,539,184
523,100	Platmin Ltd. (South Africa), 144A(a)(e)(g)	618,796
582,500	Randgold Resources Ltd. (Jersey Island), ADR(b)	38,858,575
10,522	Rio Tinto PLC (United Kingdom)	465,177
166,100	Rio Tinto PLC (United Kingdom), ADR(b)	29,570,783
504,300	Seabridge Gold, Inc.(a)(b)	10,126,344
3,312,300	Semafo, Inc. (Canada)(a)	10,040,519
4,783,700	Semafo, Inc. (Canada), 144A(a)(e)(g)	14,500,749
1,743,100	Silver Wheaton Corp.(a)(b)	21,753,888
568,600	Southern Copper Corp.	17,910,900

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Metals & Mining (cont’d.)
2,475,300	Sterlite Industries Ltd. (India), ADR(b)	$39,035,481
1,933,200	Vale SA (Brazil), ADR(b)	49,277,268
1,452,900	Western Areas NL (Australia)(a)	6,158,518

		968,377,582

Oil, Gas & Consumable Fuels 45.7%
361,200	Advantage Oil & Gas Ltd. (Canada)	2,256,561
983,300	Advantage Oil & Gas Ltd. (Canada), Reg. D (original cost $5,112,035; purchased 6/26/09)(e)(f)	6,143,069
744,300	Alpha Natural Resources, Inc.(a)(b)	25,283,871
740,800	Anadarko Petroleum Corp.(b)	45,136,944
620,000	Apache Corp.	58,354,400
817,957	Atlas Energy, Inc.	21,414,114
3,018,400	BG Group PLC (United Kingdom)	51,956,686
3,600,000	BPI Energy Holdings, Inc.(a)	36,000
1,221,800	Cabot Oil & Gas Corp.(b)	47,002,646
832,400	Cairn Energy PLC (United Kingdom)(a)	35,901,414
1,369,240	Cameco Corp. (Canada)	38,164,852
736,500	Canadian Natural Resources Ltd.	47,629,455
1,166,500	Chesapeake Energy Corp.	28,579,250
1,137,600	Concho Resources, Inc.(a)(b)	43,353,936
252,200	Denbury Resources, Inc.(a)(b)	3,682,120
241,700	Devon Energy Corp.	15,640,407
534,200	EOG Resources, Inc.	43,622,772
268,600	Forest Oil Corp.(a)(b)	5,264,560
6,430,000	Linc Energy Ltd. (Australia), 144A(a)(e)(g)	8,920,095
935,400	Newfield Exploration Co.(a)	38,370,108
653,000	Noble Energy, Inc.	42,856,390
913,100	Occidental Petroleum Corp.	69,286,028
64,689	OGX Petroleo e Gas Participacoes SA (Brazil)	52,144,857
4,186,090	Oil Search Ltd. (Papua New Guinea)	21,710,517
3,041,436	OPTI Canada, Inc. (Canada)(a)	5,340,537
4,247,100	Pacific Rubiales Energy Corp. (Canada)(a)	51,692,904
292,000	Patriot Coal Corp.(a)(b)	3,299,600
1,719,700	Petrohawk Energy Corp.(a)	40,447,344
1,356,600	Petroleo Brasileiro SA (Brazil), ADR	62,702,052
955,450	Range Resources Corp.	47,820,273
352,760	Reliance Industries Ltd. (India), GDR 144A(e)(g)	29,010,206
2,324,800	SandRidge Energy, Inc.(a)(b)	23,782,704
1,107,700	Sasol Ltd. (South Africa), ADR(b)	41,416,903

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	13

Portfolio of Investments

as of October 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
1,917,200	Southwestern Energy Co.(a)	$83,551,577
912,600	Suncor Energy, Inc.	30,134,052
909,300	Sunoco, Inc.	28,006,440
2,423,600	Talisman Energy, Inc.(b)	41,128,492
551,694	Trident Resources Corp. (Private) (Canada) (original cost $17,670,540; purchased 12/4/03 - 1/5/06)(a)(e)(f)(h)	—
1,063,700	Ultra Petroleum Corp.(a)(b)	51,642,635
1,974,400	UTS Energy Corp. (Canada)(a)	3,722,357
392,507	Whiting Petroleum Corp.(a)	22,137,395
1,044,660	Woodside Petroleum Ltd. (Australia)	43,818,766
1,297,050	XTO Energy, Inc.	53,905,398
13,500,000	Zodiac Exploration Corp. (Canada) (Private) (original cost $6,340,763; purchased 8/8/08)(a)(e)(f)	8,839,234

		1,425,109,921

Transportation Infrastructure 0.6%
4,807,594	LLX Logistica SA (Brazil)(a)	18,803,544

	TOTAL COMMON STOCKS (cost $2,512,406,268)	3,022,885,413

PREFERRED STOCK

Oil, Gas & Consumable Fuels
80,000	Trident Resources Corp. (Canada) (Class B) (Private) expiring 3/10/13 (cost $5,000,000; purchased 7/07/06)(a)(e)(f)(h)	—

Principal Amount (000)
CORPORATE BOND

Oil, Gas & Consumable Fuels
CAD 32,093	Trident Subordinated Unsecured Note (Canada) (Private), due 8/12/12 (cost $30,135,541; purchased 8/20/07 - 8/31/09)(a)(e)(f)(h)	—

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Units	Description	Value (Note 1)

WARRANTS(a)

Gold
903,650	Crystallex International Corp. (Canada) (Private) (original cost $0; purchased 2/28/08)(e)	$—

Oil, Gas & Consumable Fuels
2,591,932	Trident Resources Corp. (Canada), Private Placement, expiring 1/1/15 (original cost $0; purchased 8/20/07)(e)(f)(h)	—
13,500,000	Zodiac Exploration Corp. (Canada), Private Placement, expiring 2/10/12 (original cost $0; purchased 8/8/08)(e)(f)	—

	TOTAL WARRANTS (cost $0)	—

	TOTAL LONG-TERM INVESTMENTS (cost $2,547,541,809)	3,022,885,413

Shares
SHORT-TERM INVESTMENT 17.3%

Affiliated Money Market Mutual Fund
540,955,119	Dryden Core Investment Fund - Taxable Money Market Series (cost 540,955,119; includes $419,333,643 of cash collateral received for securities on loan) (Note 3)(c)(d)	540,955,119

	TOTAL INVESTMENTS(i) 114.2% (cost $3,088,496,928; Note 5)	3,563,840,532
	Liabilities in excess of other assets (14.2%)	(442,449,748)

	NET ASSETS 100.0%	$3,121,390,784

The following abbreviations are used in portfolio descriptions:

ADR—American Depositary Receipt.

CAD—Canadian Dollars.

GDR—Global Depositary Receipt.

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities is $387,677,686; cash collateral of $419,333,643 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	15

Portfolio of Investments

as of October 31, 2009 continued

(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)	Indicates a security that has been deemed illiquid.
(f)	Indicates a security restricted to resale. The aggregate cost of such securities was $64,258,879. The aggregate value of $14,982,303 is approximately 0.5% of net assets.
(g)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(h)	The issuer has filed for bankruptcy and has defaulted in payment of interest on debt security. The security has been fair valued at zero.
(i)	As of October 31, 2009, 19 securities representing $249,518,299 and 8.0% of net assets were fair valued in accordance with the policies adopted by the Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$2,773,367,114	$240,679,065	$8,839,234
Preferred Stock	—	—	—
Corporate Bond	—	—	—
Warrants	—	—	—
Affiliated Money Market Mutual Fund	540,955,119	—	—

	3,314,322,233	240,679,065	8,839,234
Other Financial Instruments*	—	—	—

Total	$3,314,322,233	$240,679,065	$8,839,234

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Preferred Stock	Corporate Bond	Warrants
Balance as of 5/31/09	$7,419,281	$—	$16,930,174	$237
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)	1,419,953	—	(17,325,919)	(237)
Earned amortization/accretion	—	—	12,253	—
Net purchases (sales)	—	—	383,492	—
Transfers in and/or out of Level 3	—	—	—	—

Balance as of 10/31/09	$8,839,234	$—	$—	$—

The geographic concentration of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2009 were as follows:

United States (including 13.4% of collateral received for securities on loan)	78.8%
Canada	9.0
Brazil	6.4
Australia	4.5
United Kingdom	3.9
South Africa	3.1
India	2.2
Peru	1.8
Papua New Guinea	1.8
Jersey Island	1.2
Luxembourg	1.1
China	0.4

114.2
Liabilities in excess of other assets	(14.2)

100.0%

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	17

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

At October 31, 2009 the Fund held derivatives not accounted for as hedging instruments. These equity contracts have a fair value at October 31, 2009 of $0 and are presented in the Statement of Assets and Liabilities as such.

The effects of derivative instruments on the Statement of Operations for the period ended October 31, 2009 are as follows:

For the five-month period ended October 31, 2009, the Fund did not have any realized gain or (loss) on derivatives recognized in income.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrants
Equity contracts	$(237)

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Financial Statements

OCTOBER 31, 2009	ANNUAL REPORT

Jennison Natural Resources Fund, Inc.

Statement of Assets and Liabilities

as of October 31, 2009

Assets
Investments, at value, including securities on loan of $387,677,686:
Unaffiliated Investments (cost $2,547,541,809)	$3,022,885,413
Affiliated Investments (cost $540,955,119)	540,955,119
Cash	69,599
Foreign currency, at value (cost $100)	105
Receivable for Fund shares sold	16,869,431
Dividends and interest receivable	1,405,585
Receivable for investments sold	1,288,550
Prepaid expenses	50,354

Total assets	3,583,524,156

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	419,333,643
Payable for investments purchased	27,314,339
Payable for Fund shares reacquired	10,549,247
Management fee payable	1,992,369
Accrued expenses	1,434,523
Distribution fee payable	1,242,736
Affiliated transfer agent fee payable	264,781
Deferred directors’ fees	1,734

Total liabilities	462,133,372

Net Assets	$3,121,390,784

Net assets were comprised of:
Common stock, at par	$790,579
Paid-in capital in excess of par	3,157,889,609

3,158,680,188
Distribution in excess of net investment income	(67,932,042)
Accumulated net realized loss on investment and foreign currency transactions	(444,692,039)
Net unrealized appreciation on investments and foreign currencies	475,334,677

Net assets October 31, 2009	$3,121,390,784

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share ($1,535,793,397 ÷ 37,209,126 shares of common stock issued and outstanding)	$41.27
Maximum sales charge (5.50% of offering price)	2.40

Maximum offering price to public	$43.67

Class B
Net asset value, offering price and redemption price per share ($241,335,160 ÷ 6,836,434 shares of common stock issued and outstanding)	$35.30

Class C
Net asset value, offering price and redemption price per share ($674,790,818 ÷ 19,111,530 shares of common stock issued and outstanding)	$35.31

Class R
Net asset value, offering price and redemption price per share ($28,572,463 ÷ 693,698 shares of common stock issued and outstanding)	$41.19

Class Z
Net asset value, offering price and redemption price per share ($640,898,946 ÷ 15,207,143 shares of common stock issued and outstanding)	$42.14

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	21

Statement of Operations

as of October 31, 2009

	Five Months Ended October 31, 2009	Year Ended May 31, 2009
Net Investment Loss
Income
Unaffiliated dividends (net of foreign withholding taxes of $139,323 and $328,394, respectively)	$11,441,018	$19,134,343
Affliated income from securities loaned, net	662,760	2,815,736
Interest	363,910	2,447,418
Affiliated dividend income	201,498	1,304,377

Total income	12,669,186	25,701,874

Expenses
Management fee	8,354,728	16,853,044
Distribution fee—Class A	1,725,513	3,505,686
Distribution fee—Class B	952,965	2,292,107
Distribution fee—Class C	2,517,169	5,336,618
Distribution fee—Class R	49,367	62,989
Transfer agent’s fee and expenses (including affiliated expense of $563,000 and $1,171,600, respectively) (Note 3)	1,590,000	3,670,000
Reports to shareholders	200,000	340,000
Registration fees	167,000	259,000
Custodian’s fees and expenses	155,000	605,000
Directors’ fees	40,000	81,000
Legal fees and expenses	35,000	75,000
Insurance	35,000	58,000
Audit fee	21,000	21,000
Interest expense (Note 7)	—	46,306
Loan interest expense (Note 7)	—	18,724
Miscellaneous	24,049	37,665

Total expenses	15,866,791	33,262,139

Net investment loss	(3,197,605)	(7,560,265)

Realized And Unrealized Gain (Loss) on Investment And Foreign Currency Transactions
Net realized loss on:
Investment transactions	(49,665,057)	(310,538,586)
Foreign currency transactions	(470,754)	(2,612,481)

	(50,135,811)	(313,151,067)

Net change in unrealized appreciation (depreciation) on:
Investments	273,769,916	(1,448,697,816)
Foreign currencies	20,089	(29,028)

	273,790,005	(1,448,726,844)

Net gain (loss) on investment and foreign currency transactions	223,654,194	(1,761,877,911)

Net Increase (Decrease) In Net Assets Resulting From Operations	$220,456,589	$(1,769,438,176)

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Five Months Ended	Year Ended May 31,
	October 31, 2009	2009	2008
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(3,197,605)	$(7,560,265)	$(12,177,444)
Net realized gain (loss) on investment and foreign currency transactions	(50,135,811)	(313,151,067)	150,914,709
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	273,790,005	(1,448,726,844)	884,458,138

Net increase (decrease) in net assets resulting from operations	220,456,589	(1,769,438,176)	1,023,195,403

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	—	(14,577,961)	(57,445,684)
Class B	—	(1,324,211)	(14,286,691)
Class C	—	(2,979,912)	(28,309,937)
Class R	—	(168,354)	(217,772)
Class Z	—	(6,889,323)	(19,616,981)

	—	(25,939,761)	(119,877,065)

Distributions from net realized gains
Class A	—	(23,866,599)	(62,490,439)
Class B	—	(5,615,782)	(17,848,604)
Class C	—	(12,627,217)	(35,367,012)
Class R	—	(278,583)	(239,287)
Class Z	—	(8,436,181)	(20,313,414)

	—	(50,824,362)	(136,258,756)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	733,064,082	1,212,380,600	1,669,733,304
Net asset value of shares issued in reinvestment of dividends and distributions	—	63,999,841	208,778,584
Cost of shares reacquired	(354,567,783)	(1,155,282,866)	(722,832,041)

Net increase in net assets from Fund share transactions	378,496,299	121,097,575	1,155,679,847

Total increase (decrease)	598,952,888	(1,725,104,724)	1,922,739,429

Net Assets
Beginning of period	2,522,437,896	4,247,542,620	2,324,803,191

End of period	$3,121,390,784	$2,522,437,896	$4,247,542,620

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	23

Notes to Financial Statements

Jennison Natural Resources Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund’s investment objective is long-term growth of capital which it seeks to achieve by investing primarily in equity securities of foreign and domestic companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources and in asset-based securities the terms of which are related to the market value of an underlying asset such as a natural resource.

The Fund’s fiscal year has changed from an annual reporting period that ends May 31 to one that ends October 31. This change should have no impact on the way the Fund is managed. Shareholders will receive future annual and semiannual reports on the new fiscal year-end schedule.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisers; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker.

Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an Adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer). Convertible debt securities that are actively traded

24	Visit our website at www.jennisondryden.com

in the over-the-counter market, including listed securities for which the primary market is believed by an Adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or at the mean between the last reported bid and asked prices (or at the last bid price in the absence of an asked price) provided by more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer).

Securities for which reliable market quotations are not readily available, or whose values have been effected by events occurring after the close of the security’s foreign market and before the fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in sixty days or less are valued at amortized cost, which approximates fair value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at current market quotation.

The Fund may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities, sometimes referred to as Private Placements) and securities that are not readily marketable. Restricted securities are valued pursuant to the valuation procedures noted above.

Jennison Natural Resources Fund, Inc.	25

Notes to Financial Statements

continued

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gain or loss on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investment and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or

26	Visit our website at www.jennisondryden.com

expired. Warrants and rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Jennison Natural Resources Fund, Inc.	27

Notes to Financial Statements

continued

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to a subadvisory agreement between PI and Jennison Associates LLC (“Jennison”), Jennison furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Jennison, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its investment objective and policies. PI pays for the services of Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Pursuant to the management agreement between the Fund and PI, the management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund’s average daily net assets up to $1 billion and .70 of 1% of average daily net assets in excess of $1 billion.

Through September 30, 2008, PI contractually agreed to waive .05 of 1% of the management fee rate on the Fund’s average daily net assets over $2 billion that would otherwise be applicable under the terms of the management agreement. Effective October 1, 2008 through February 28, 2011, PI has contractually agreed to waive .05 of 1% of the management fee rate on the Fund’s average daily net assets over $4 billion that would otherwise be applicable under the terms of the management agreement. The effective management fee rate was .72 of 1% of the Fund’s average daily net assets for the five-month period ended October 31, 2009.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to ..30 of 1%, 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B, C and Class R shares, respectively. PIMS had contractually agreed to limit such fees to .50 of 1% of the average daily net assets of the Class R shares through February 28, 2011.

28	Visit our website at www.jennisondryden.com

PIMS has advised the Fund that it received $2,972,102 in front-end sales charges resulting from sales of Class A shares, during the five-month period ended October 31, 2009. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the five-month period ended October 31, 2009, it received $23,362, $200,812 and $101,468 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of First Clearing, LLC (“First Clearing”) and Wells Fargo Advisors, LLC (“Wells Fargo”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the five-month period ended October 31, 2009 and the year ended May 31, 2009, the Fund incurred approximately $999,600 and $1,882,900, respectively, in total networking fees, of which approximately $112,700 and $259,400, respectively, was paid to First Clearing and $3,500 and $7,000, respectively, was paid to Wells Fargo. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the five-month period ended October 31, 2009, PIM has been compensated approximately $254,000 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed

Jennison Natural Resources Fund, Inc.	29

Notes to Financial Statements

continued

by PI. Earnings from the Portfolio are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the five-month period ended October 31, 2009 were $609,119,202 and $247,297,457, respectively.

As of October 31, 2009, the Fund had securities on loan with an aggregate market value of $387,677,686. The Fund received $419,333,643 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distribution in excess of net investment income and accumulated net realized loss on investment and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distribution in excess of net investment income and accumulated loss on investment and foreign currency transactions. For the five-month period ended October 31, 2009, the adjustments were to decrease distribution in excess of net investment income and to increase accumulated net realized loss on investment and foreign currency transactions by $41,234,142 due to differences in the treatment for book and tax purposes of certain transactions involving Passive Foreign Investment Companies and foreign securities and currencies. Net investment loss, net realized loss and net assets were not affected by this change.

For the five-month period ended October 31, 2009, the Fund did not pay distribution from ordinary income or long-term capital gains. For the fiscal year ended May 31, 2009, the tax character of distributions paid by the Fund were $36,439,509 from ordinary income and $40,324,614 from long-term capital gains. For the fiscal year ended May 31, 2008, the tax character of distributions paid by the Fund were $168,411,424 from ordinary income and $87,724,397 from long-term capital gains.

30	Visit our website at www.jennisondryden.com

As of October 31, 2009, the accumulated undistributed earnings on a tax basis was $61,152,963 from ordinary income.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2009 of approximately $389,205,000, of which 124,253,000 expires in 2016 and 264,952,000 expires in 2017. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain if the Fund will be able to realize the full benefit of the remaining carryforward prior to the expiration date.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2009 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustment	Total Net Unrealized Appreciation
$3,273,067,184	$714,106,014	$(423,332,666)	$290,773,348	$(8,925)	$290,764,423

The differences between book basis and tax basis of investments are primarily attributable to deferred losses on wash sales and mark-to-market on open investments in Passive Foreign Investment Companies. Other cost basis adjustment is attributable to net unrealized appreciation (depreciation) of foreign currencies and currency contract and the mark to market of receivables and payables.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2009, no provisions for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statuses of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis

Jennison Natural Resources Fund, Inc.	31

Notes to Financial Statements

continued

approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 500 million shares of $.01 par value common stock authorized divided into five classes, designated Class A, Class B, Class C, Class R and Class Z common stock, each of which consists of 100 million authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Five months ended October 31, 2009:
Shares sold	9,510,215	$375,898,059
Shares reacquired	(5,543,100)	(212,400,454)

Net increase (decrease) in shares outstanding before conversion	3,967,115	163,497,605
Shares issued upon conversion from Class B	123,593	4,912,972

Net increase (decrease) in shares outstanding	4,090,708	$168,410,577

Year ended May 31, 2009:
Shares sold	16,455,086	$630,121,121
Shares issued in reinvestment of dividends and distributions	1,602,631	34,248,669
Shares reacquired	(15,876,136)	(622,518,576)

Net increase (decrease) in shares outstanding before conversion	2,181,581	41,851,214
Shares issued upon conversion from Class B	326,894	14,818,288

Net increase (decrease) in shares outstanding	2,508,475	$56,669,502

Year ended May 31, 2008:
Shares sold	14,854,403	$895,176,340
Shares issued in reinvestment of dividends and distributions	1,885,140	106,717,427
Shares reacquired	(6,851,754)	(407,109,970)

Net increase (decrease) in shares outstanding before conversion	9,887,789	594,783,797
Shares issued upon conversion from Class B	293,726	16,908,576

Net increase (decrease) in shares outstanding	10,181,515	$611,692,373

Class B
Five months ended October 31, 2009:
Shares sold	752,985	$25,202,815
Shares reacquired	(561,129)	(18,537,064)

Net increase (decrease) in shares outstanding before conversion	191,856	6,665,751
Shares reacquired upon conversion into Class A	(144,212)	(4,912,972)

Net increase (decrease) in shares outstanding	47,644	$1,752,779

32	Visit our website at www.jennisondryden.com

Class B	Shares	Amount
Year ended May 31, 2009:
Shares sold	1,447,736	$48,244,549
Shares issued in reinvestment of dividends and distributions	333,106	6,128,832
Shares reacquired	(2,059,780)	(68,790,192)

Net increase (decrease) in shares outstanding before conversion	(278,938)	(14,416,811)
Shares reacquired upon conversion into Class A	(380,771)	(14,818,288)

Net increase (decrease) in shares outstanding	(659,709)	$(29,235,099)

Year ended May 31, 2008:
Shares sold	1,749,925	$90,765,803
Shares issued in reinvestment of dividends and distributions	583,181	28,429,233
Shares reacquired	(1,277,580)	(65,191,605)

Net increase (decrease) in shares outstanding before conversion	1,055,526	54,003,431
Shares reacquired upon conversion into Class A	(339,787)	(16,908,576)

Net increase (decrease) in shares outstanding	715,739	$37,094,855

Class C
Five months ended October 31, 2009:
Shares sold	3,766,920	$127,528,621
Shares reacquired	(1,476,693)	(49,030,138)

Net increase (decrease) in shares outstanding	2,290,227	$78,498,483

Year ended May 31, 2009:
Shares sold	6,195,211	$200,966,716
Shares issued in reinvestment of dividends and distributions	601,799	11,073,050
Shares reacquired	(6,797,499)	(224,053,651)

Net increase (decrease) in shares outstanding	(489)	$(12,013,885)

Year ended May 31, 2008:
Shares sold	6,734,719	$349,581,730
Shares issued in reinvestment of dividends and distributions	888,499	43,314,332
Shares reacquired	(2,530,695)	(129,565,968)

Net increase (decrease) in shares outstanding	5,092,523	$263,330,094

Class R
Five months ended October 31, 2009:
Shares sold	341,928	$13,647,240
Shares reacquired	(173,986)	(6,728,157)

Net increase (decrease) in shares outstanding	167,942	$6,919,083

Year ended May 31, 2009:
Shares sold	500,380	$18,863,100
Shares issued in reinvestment of dividends and distributions	20,902	446,464
Shares reacquired	(220,000)	(8,266,069)

Net increase (decrease) in shares outstanding	301,282	$11,043,495

Jennison Natural Resources Fund, Inc.	33

Notes to Financial Statements

continued

Class R	Shares	Amount
Year ended May 31, 2008:
Shares sold	247,215	$15,053,063
Shares issued in reinvestment of dividends and distributions	7,964	451,237
Shares reacquired	(78,232)	(4,753,385)

Net increase (decrease) in shares outstanding	176,947	$10,750,915

Class Z
Five months ended October 31, 2009:
Shares sold	4,818,768	$190,787,347
Shares reacquired	(1,718,490)	(67,871,970)

Net increase (decrease) in shares outstanding	3,100,278	$122,915,377

Year ended May 31, 2009:
Shares sold	7,455,066	$314,185,114
Shares issued in reinvestment of dividends and distributions	555,944	12,102,826
Shares reacquired	(6,195,307)	(231,654,378)

Net increase (decrease) in shares outstanding	1,815,703	$94,633,562

Year ended May 31, 2008:
Shares sold	5,220,045	$319,156,368
Shares issued in reinvestment of dividends and distributions	516,273	29,866,355
Shares reacquired	(1,918,168)	(116,211,113)

Net increase (decrease) in shares outstanding	3,818,150	$232,811,610

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009 the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of ..15 of 1% of the unused portion of the SCA. The expiration date of the SCA is October 20, 2010. For the period from October 24, 2008 through October 21, 2009, the Funds paid a commitment fee of .13 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

34	Visit our website at www.jennisondryden.com

The Fund did not borrow any amounts pursuant to the SCA during the five-month period ended October 31, 2009. The Fund utilized the SCA during the year ended May 31, 2009. The average daily balance for the 30 days the Fund had an outstanding balance was $9,558,000 at a weighted average interest rate of 2.33%. The Fund had no outstanding balance as of May 31, 2009.

During the five-month period ended October 31, 2009, the Fund did not pay interest to the custodian for temporary overdrawn balances. During the year ended May 31, 2009, the Fund paid interest to the custodian for temporary overdrawn balances. The average outstanding balance was $14,497,208 at a weighted average interest rate of 3.61%.

Note 8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through December 23, 2009, the date the financial statements were issued, and has determined that except for the following, there were no subsequent events requiring recognition or disclosure in the financial statements.

On November 20, 2009, the Fund declared dividends from net investment income of $0.75644 per share for Class A, Class B, Class C, Class R and Class Z shares. The dividends were paid to shareholders of record November 23, 2009. The ex-dividend date was November 24, 2009.

Jennison Natural Resources Fund, Inc.	35

Financial Highlights

	Class A
	Five Months Ended October 31, 2009(a)(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$38.08

Income (loss) from investment operations:
Net investment income (loss)	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.21

Total from investment operations	3.19

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains on investments	—

Total dividends and distributions	—

Net asset value, end of period	$41.27

Total Return(c):	8.38%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,535,793
Average net assets (000)	$1,372,157
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.21	%(e)(g)
Expenses, excluding distribution and service (12b-1) fees	.91	%(e)(g)
Net investment income (loss)	(.12	)%(e)(g)
For Class A, B, C, R and Z shares:
Portfolio turnover	9	%(h)

(a)	For the five-month period ended October 31, 2009. The Fund changed its fiscal year end from May 31 to October 31, effective October 31, 2009.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include the expenses of the underlying portfolio in which the Fund invests.
(e)	Through September 30, 2008, the manager of the Fund has contractually agreed to waive .05 of 1% of the management fee rate on average daily net assets over $2 billion. Effective October 1, 2008 through February 28, 2011, the manager of the Fund has contractually agreed to waive .05 of 1% of the management fee rate on average daily net assets over $4 billion.
(f)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of 1% of the average daily net assets of the Class A shares until September 30, 2007.
(g)	Annualized.
(h)	Not annualized.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Class A
Year Ended May 31,
2009(b)		2008(b)		2007(b)		2006(b)		2005(b)

$68.29		$53.87		$48.25		$30.36		$23.33

(.06)		(.12)		(.03)		.15		.11

(28.75)		19.61		11.21		20.28		7.61

(28.81)		19.49		11.18		20.43		7.72

(.53)		(2.43)		(.42)		(.30)		(.08)
(.87)		(2.64)		(5.14)		(2.24)		(.61)

(1.40)		(5.07)		(5.56)		(2.54)		(.69)

$38.08		$68.29		$53.87		$48.25		$30.36

(40.56)%		38.15%		25.03%		69.16%		33.24%

$1,261,030		$2,090,493		$1,100,431		$817,299		$327,162
$1,168,562		$1,491,943		$847,853		$566,901		$215,619

1.23	%(e)	1.14	%(e)(f)	1.19	%(f)	1.14	%(f)	1.22	%(f)
.93	%(e)	.85	%(e)	.94%		.89%		.97%
(.15	)%(e)	(.20	)%(e)	(.07)%		.36%		.39%

51%		21%		46%		34%		30%

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	37

Financial Highlights

continued

	Class B
	Five Months Ended October 31, 2009(a)(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$32.66

Income (loss) from investment operations:
Net investment loss	(.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.75

Total from investment operations	2.64

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains on investments	—

Total dividends and distributions	—

Net asset value, end of period	$35.30

Total Return(c):	8.08%
Ratios/Supplemental Data:
Net assets, end of period (000)	$241,335
Average net assets (000)	$227,342
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.91	%(e)(f)
Expenses, excluding distribution and service (12b-1) fees	.91	%(e)(f)
Net investment loss	(.81	)%(e)(f)

(a)	For the five-month period ended October 31, 2009. The Fund changed its fiscal year end from May 31 to October 31, effective October 31, 2009.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include the expenses of the underlying portfolio in which the Fund invests.
(e)	Through September 30, 2008, the manager of the Fund has contractually agreed to waive .05 of 1% of the management fee rate on average daily net assets over $2 billion. Effective October 1, 2008 through February 28, 2011, the manager of the Fund has contractually agreed to waive .05 of 1% of the management fee rate on average daily net assets over $4 billion.
(f)	Annualized.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Class B
Year Ended May 31,
2009(b)		2008(b)		2007(b)	2006(b)	2005(b)

$58.60		$46.90		$42.70	$27.13	$20.99

(.28)		(.44)		(.34)	(.15)	(.09)

(24.58)		16.90		9.79	18.05	6.84

(24.86)		16.46		9.45	17.90	6.75

(.21)		(2.12)		(.11)	(.09)	—
(.87)		(2.64)		(5.14)	(2.24)	(.61)

(1.08)		(4.76)		(5.25)	(2.33)	(.61)

$32.66		$58.60		$46.90	$42.70	$27.13

(40.99)%		37.14%		24.10%	67.84%	32.30%

$221,738		$436,506		$315,782	$271,419	$132,157
$229,217		$360,663		$265,189	$206,935	$91,588

1.93	%(e)	1.85	%(e)	1.94%	1.89%	1.97%
.93	%(e)	.85	%(e)	.94%	.89%	.97%
(.84	)%(e)	(.86	)%(e)	(.82)%	(.40)%	(.36)%

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	39

Financial Highlights

continued

	Class C
	Five Months Ended October 31, 2009(a)(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$32.67

Income (loss) from investment operations:
Net investment income loss	(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.76

Total from investment operations	2.64

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains on investments	—

Total dividends and distributions	—

Net asset value, end of period	$35.31

Total Return(c):	8.08%
Ratios/Supplemental Data:
Net assets, end of period (000)	$674,791
Average net assets (000)	$600,514
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.91	%(e)(f)
Expenses, excluding distribution and service (12b-1) fees	.91	%(e)(f)
Net investment loss	(.82	)%(e)(f)

(a)	For the five-month period ended October 31, 2009. The Fund changed its fiscal year end from May 31 to October 31, effective October 31, 2009.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include the expenses of the underlying portfolio in which the Fund invests.
(e)	Through September 30, 2008, the manager of the Fund has contractually agreed to waive .05 of 1% of the management fee rate on average daily net assets over $2 billion. Effective October 1, 2008 through February 28, 2011, the manager of the Fund has contractually agreed to waive .05 of 1% of the management fee rate on average daily net assets over $4 billion.
(f)	Annualized.

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Class C
Year Ended May 31,
2009(b)		2008(b)		2007(b)	2006(b)	2005(b)

$58.61		$46.90		$42.70	$27.13	$20.99

(.28)		(.46)		(.34)	(.15)	(.09)

(24.58)		16.93		9.79	18.05	6.84

(24.86)		16.47		9.45	17.90	6.75

(.21)		(2.12)		(.11)	(.09)	—
(.87)		(2.64)		(5.14)	(2.24)	(.61)

(1.08)		(4.76)		(5.25)	(2.33)	(.61)

$32.67		$58.61		$46.90	$42.70	$27.13

(40.99)%		37.14%		24.10%	67.84%	32.30%

$549,558		$985,867		$550,097	$406,571	$138,176
$533,680		$724,878		$428,643	$261,145	$79,352

1.93	%(e)	1.85	%(e)	1.94%	1.89%	1.97%
.93	%(e)	.85	%(e)	.94%	.89%	.97%
(.85	)%(e)	(.90	)%(e)	(.82)%	(.40)%	(.37)%

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	41

Financial Highlights

continued

	Class R

	Five Months Ended October 31, 2009(a)(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$38.02

Income (loss) from investment operations:
Net investment loss	(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.22

Total from investment operations	3.17

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains on investments	—

Total dividends and distributions	—

Net asset value, end of period	$41.19

Total Return(d):	8.34%
Ratios/Supplemental Data:
Net assets, end of period (000)	$28,573
Average net assets (000)	$23,555
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(f)	1.41	%(g)(h)
Expenses, excluding distribution and service (12b-1) fees	.91	%(g)(h)
Net investment loss	(.33	)%(g)(h)

(a)	For the five-month period ended October 31, 2009. The Fund changed its fiscal year end from May 31 to October 31, effective October 31, 2009.
(b)	Inception date of Class R shares.
(c)	Calculated based on average shares outstanding during the period.
(d)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(e)	Does not include the expenses of the underlying portfolio in which the Fund invests.
(f)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(g)	Through September 30, 2008, the manager of the Fund has contractually agreed to waive .05 of 1% of the management fee rate on average daily net assets over $2 billion. Effective October 1, 2008 through February 28, 2011, the manager of the Fund has contractually agreed to waive .05 of 1% of the management fee rate on average daily net assets over $4 billion.
(h)	Annualized.

See Notes to Financial Statements.

42	Visit our website at www.jennisondryden.com

Class R
Year Ended May 31,				August 22, 2006(b) through May 31, 2007(c)
2009(c)		2008(c)

$68.28		$53.96		$47.85

(.13)		(.37)		(.08)

(28.73)		19.74		11.63

(28.86)		19.37		11.55

(.53)		(2.41)		(.30)
(.87)		(2.64)		(5.14)

(1.40)		(5.05)		(5.44)

$38.02		$68.28		$53.96

(40.66)%		37.82%		25.98%

$19,990		$15,328		$2,565
$12,599		$6,730		$626

1.43	%(g)	1.35	%(g)	1.44	%(h)
.93	%(g)	.85	%(g)	.94	%(h)
(.37	)%(g)	(.62	)%(g)	(.24	)%(h)

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	43

Financial Highlights

continued

	Class Z
	Five Months Ended October 31, 2009(a)(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$38.83

Income (loss) from investment operations:
Net investment income	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.28

Total from investment operations	3.31

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains on investments	—

Total dividends and distributions	—

Net asset value, end of period	$42.14

Total Return(c):	8.52%
Ratios/Supplemental Data:
Net assets, end of period (000)	$640,899
Average net assets (000)	$552,361
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.91	%(e)(f)
Expenses, excluding distribution and service (12b-1) fees	.91	%(e)(f)
Net investment income	.17	%(e)(f)

(a)	For the five-month period ended October 31, 2009. The Fund changed its fiscal year end from May 31 to October 31, effective October 31, 2009.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include the expenses of the underlying portfolio in which the Fund invests.
(e)	Through September 30, 2008, the manager of the Fund has contractually agreed to waive .05 of 1% of the management fee rate on average daily net assets over $2 billion. Effective October 1, 2008 through February 28, 2011, the manager of the Fund has contractually agreed to waive .05 of 1% of the management fee rate on average daily net assets over $4 billion.
(f)	Annualized.

See Notes to Financial Statements.

44	Visit our website at www.jennisondryden.com

Class Z
Year Ended May 31,
2009(b)		2008(b)		2007(b)	2006(b)	2005(b)

$69.90		$54.99		$49.12	$30.87	$23.70

.06		.05		.08	.26	.19

(29.55)		20.05		11.46	20.60	7.74

(29.49)		20.10		11.54	20.86	7.93

(.71)		(2.55)		(.53)	(.37)	(.15)
(.87)		(2.64)		(5.14)	(2.24)	(.61)

(1.58)		(5.19)		(5.67)	(2.61)	(.76)

$38.83		$69.90		$54.99	$49.12	$30.87

(40.40)%		38.53%		25.39%	69.44%	33.64%

$470,122		$719,348		$355,928	$270,375	$109,569
$433,493		$503,262		$283,266	$179,109	$83,864

.93	%(e)	.85	%(e)	.94%	.89%	.97%
.93	%(e)	.85	%(e)	.94%	.89%	.97%
.15	%(e)	.08	%(e)	.18%	.60%	.65%

See Notes to Financial Statements.

Jennison Natural Resources Fund, Inc.	45

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Jennison Natural Resources Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Jennison Natural Resources Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the five-month period then ended and for the year ended May 31, 2009, the statement of changes in net assets for the five-month period then ended and for each of the years in the two-year period ended May 31, 2009, and the financial highlights for the five-month period then ended and for each of the years in the five-year period ended May 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 23, 2009

46	Visit our website at www.jennisondryden.com

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (57) Board Member Portfolios Overseen: 57

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (57) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (75) Board Member Portfolios Overseen: 57	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 57

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Robert E. La Blanc (75) Board Member Portfolios Overseen: 57	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Jennison Natural Resources Fund, Inc.

Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 57

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (67) Board Member Portfolios Overseen: 57	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (66) Board Member Portfolios Overseen: 57	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 57	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 57

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Member (1)
Judy A. Rice (61) Board Member & President Portfolios Overseen: 57

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005- March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

Visit our website at www.jennisondryden.com

[1]	The year that each individual joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; David E.A. Carson, 2003; Michael S. Hyland, 2008; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; Richard A. Redeker, 1995; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Judy A. Rice, Board Member since 2000 and President since 2003.

Jennison Natural Resources Fund, Inc.

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Scott E. Benjamin (36) Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).

Kathryn L. Quirk (57) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (51) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (47) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Visit our website at www.jennisondryden.com

Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes the interested Board Member who also serve as President.

[1]	The year that each individual became an Officer of the Fund is as follows:

Scott E. Benjamin, 2009; Kathryn L. Quirk, 2005; Deborah A. Docs, 1996; Jonathan D. Shain, 2004; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1995; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Jennison Natural Resources Fund, Inc.

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Jennison Natural Resources Fund, Inc. (the “Fund”) consists of 11 individuals, 10 of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the JennisonDryden Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 2-4, 2009 and approved the renewal of the agreements through July 31, 2010, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and ten-year periods ending December 31, 2008, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with

Jennison Natural Resources Fund, Inc.

Approval of Advisory Agreements (continued)

respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 2-4, 2009.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer

Visit our website at www.jennisondryden.com

(“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Global Natural Resources Fund Performance Universe) was in the first quartile over the five- and ten-year periods, in the second quartile over the three-year period, and in the third quartile over the one-year period. The Board also noted that the Fund outperformed its benchmark index over the three-, five- and ten-year periods, though it underperformed its benchmark index over the one-year period. The Board noted that Fund performance had improved, and that the Fund outperformed its benchmark index and its Peer Universe with a first quartile ranking during the first quarter of 2009, and that the Fund’s recent outperformance positively affected the Fund’s longer-term performance record. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s second quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital

Jennison Natural Resources Fund, Inc.

Approval of Advisory Agreements (continued)

structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interest of the Fund and its shareholders.

Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/09
	One Year	Five Years	Ten Years	Since Inception
Class A	44.59%	14.84%	17.27%	—
Class B	46.92	15.18	17.07	—
Class C	50.97	15.30	17.07	—
Class R	52.73	N/A	N/A	3.50% (8/22/06)
Class Z	53.42	16.45	18.25	—

Average Annual Total Returns (Without Sales Charges) as of 10/31/09
	One Year	Five Years	Ten Years	Since Inception
Class A	53.01%	16.14%	17.93%	—
Class B	51.92	15.30	17.07	—
Class C	51.97	15.30	17.07	—
Class R	52.73	N/A	N/A	3.50% (8/22/06)
Class Z	53.42	16.45	18.25	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Gross operating expenses: Class A, 1.21%; Class B, 1.91%; Class C, 1.91%; Class R, 1.66%; Class Z, 0.91%. Net operating expenses apply to: Class A, 1.21%; Class B, 1.91%; Class C, 1.91%; Class R, 1.41%; Class Z, 0.91%, after contractual reductions.*

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Jennison Natural Resources Fund, Inc. (Class A shares) with a similar investment in the Lipper Global Natural Resources Index, Lipper Natural Resources Index, Morgan Stanley Capital International World Net Dividends Index (MSCI World ND Index), and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 1999) and the account values at the end of the current fiscal year (October 31, 2009) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, R, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares which expired September 30, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lipper Global Natural Resources Index is an unmanaged index which tracks the performance of the 10 largest global natural resources mutual funds. The Lipper Natural Resources Index is an unmanaged index which tracks the performance of the 10 largest domestic natural resources mutual funds. The MSCI World ND Index is a free float-adjusted, market-capitalization index that is designed to measure global developed market equity performance. The MSCI World ND Index consists of approximately 23 developed market indexes in Australia, Canada, Europe, the Far East, New Zealand, and the United States. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but are subject to a 12b-1 fee of up to 0.75% annually. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

*For the period through February 28, 2011, the distributor of the Fund has contractually agreed to limit distribution and (12b-1) fees to 0.50% of the average daily net assets for Class R shares. Through September 30, 2008, the manager of the Fund has contractually agreed to waive 0.05% of the management fee rate on average daily net assets over $2 billion. Effective October 1, 2008 through February 28, 2011, the manager of the Fund has contractually agreed to waive 0.05% of the management fee rate on average daily net assets over $4 billion.

Jennison Natural Resources Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Natural Resources Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Natural Resources Fund, Inc.
Share Class	A	B	C	R	Z
NASDAQ	PGNAX	PRGNX	PNRCX	JNRRX	PNRZX
CUSIP	476293105	476293204	476293303	476293501	476293402

MF135E    0168447-00001-00

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal period June 1, 2009 through October 31, 2009 and the fiscal year ended May 31, 2009, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $15,000 and $20,869, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

Not applicable for the fiscal period June 1, 2009 through October 31, 2009. During the fiscal year ended May 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal period June 1, 2009 through October 31, 2009 and the fiscal year ended May 31, 2009. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal period June 1, 2009 through October 31, 2009 and the fiscal year ended May 31, 2009 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Jennison Natural Resources Fund, Inc.

By (Signature and Title)*	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date	December 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date	December 22, 2009

By (Signature and Title)*	/S/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date	December 22, 2009

*	Print the name and title of each signing officer under his or her signature.